Merger of Equity Broadcasting Corporation With Coconut Palm Acquisition Corp. As of January 24, 2007

Preliminary Statement: Information on Equity Broadcasting Corporation and Coconut Palm Acquisition Corp.; Presentation not a Proxy Statement The attached presentation by Coconut Palm Acquisition Corp., a Delaware corporation ("CPAC"), is being distributed in connection with investor presentations made by CPAC commencing February 26, 2007. The following information has been derived from information set forth in CPAC's Form S-4 filed with the Securities and Exchange Commission ("SEC") on September 15, 2006, the amended Form S-4 filed on December 1, 2006, and the second amendment to Form S-4 filed on January 24, 2007, as well as a similar investor presentation contained in a Form 8-K filed with the SEC on October 23, 2006. As the following presentation sets forth, Equity Broadcasting Corporation ("EBC") has executed an Agreement and Plan of Merger, dated April 7, 2006, with CPAC pursuant to which EBC will merge with and into CPAC with CPAC remaining as the surviving corporation (the "Merger"). Morgan Joseph & Co. Inc. ("Morgan Joseph"), the managing underwriter of CPAC's initial public offering ("IPO") consummated in September 2005, is assisting CPAC in these efforts and will receive a fee equal to approximately $1.75 million for an advisory fee, fairness opinion and additional services and expenses. This presentation is not a proxy statement or a solicitation of proxies from the shareholders of EBC or the stockholders of CPAC and does not constitute an offer of any securities of EBC or CPAC for sale. Any solicitation of proxies will only be made by EBC's and CPAC's respective proxy statements. Notwithstanding the foregoing statement, CPAC and EBC and their respective officers and directors and Morgan Joseph may be deemed to have participated in the solicitation of proxies from CPAC's stockholders and EBC's shareholders in favor of the approval of the Merger. Shareholders of EBC and stockholders of CPAC are advised to read, when available, CPAC's Form S-4 containing its proxy statement and EBC's proxy statement for the special meetings for the Merger because these proxy statements contain or will contain important information about EBC, CPAC and the Merger, including with limitation a description of the security holdings of CPAC and EBC officers and directors and their interest in the successful consummation of the Merger. CPAC filed its initial Form S-4 with the SEC on September 15, 2006, the amended Form S-4 on December 1, 2006, and the second amendment to Form S-4 on January 24, 2007. The definitive proxy statements will be mailed to shareholders of EBC and stockholders of CPAC as of the respective record dates to be established for voting on the Merger. Such persons will also be able to obtain a copy of CPAC's proxy statement and other periodic reports filed by CPAC with the SEC, without charge, by visiting the SEC's Internet site at (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Corporate Secretary, CPAC, 595 South Federal Highway, Suite 500, Boca Raton, Florida 33432. This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about EBC, CPAC and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of EBC's and CPAC's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; weather and natural disasters; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which EBC is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of EBC's products and services; general economic conditions; geopolitical events and regulatory changes and approvals, as well as other relevant risks detailed in CPAC's filings with the SEC, including its report on Form 10-K for the period ended December 31, 2005 and its Form S-4 containing its proxy statement filed with the SEC on September 15, 2006, the amended Form S-4 filed on December 1, 2006 and the second amendment to Form S-4 filed on January 24, 2007 as well as EBC's proxy statement, both of which proxy statements will be will be mailed to either shareholders of EBC and stockholders of CPAC, as the case may, as of the respective record dates to be established for voting on the Merger. The information set forth herein should be read in light of such risks. Neither EBC, nor CPAC, assumes any obligation to update the information contained in this presentation.

Executive Summary In an era of declining revenues and margins for television broadcasters, Equity Broadcasting Corporation ("EBC" or the "Company") is a fast growing broadcaster with a low-cost structure and multiple sources of revenue and value EBC is the second largest affiliate group of the top ranked Univision and Univision's TeleFutura network, two fast growing networks driven by the growth of the Hispanic population in the U.S. EBC's proprietary Central Automated Satellite Hub (C.A.S.H.(tm)) system gives it a lower cost structure than traditional broadcasters. The C.A.S.H.(tm) system enables EBC to generate recurring revenue by providing content delivery services to approximately 46 stations EBC's 119 television stations make it one of the largest owners of television stations in the U.S. and one of the two largest holders of broadcast spectrum that is also useful for digital wireless services such as WiMax and video-on-demand CPAC and EBC have recruited world class management for the combined company after the Merger ("Combined Company"), including Thomas M. Arnost and George W. Blank, who were integral to building Univision Communications, Inc.

Executive Summary Business Combination In September 2005, CPAC (OTCBB: CNUT, CNUTW, CNUTU), a blank check company, raised gross proceeds of approximately $69.0 million through its IPO via the sale of 11.5 million units Unit consists of one share of common stock and two warrants offered at $6.00 per unit Warrant exercise price of $5.00 $64.6 million is held in a trust account as of September 30, 2006 On April 7, 2006, CPAC entered into a definitive agreement to acquire all of the outstanding shares of capital stock of EBC; the publicly held vehicle will seek listing on NASDAQ Based on prices as of April 6, 2006, the last trading day prior to the execution of the merger agreement, the total purchase price consideration is $277.4 million based on a price of $5.81 for each CPAC share: $155.3 million in CPAC common stock $25.0 million in cash payable to Univision and Sycamore Venture Capital to pay down part of their current preferred stock interest $10.1 million in CPAC Series A convertible non-voting preferred stock to be held by Univision which shall accrue cumulative annual dividends at an annual rate of 7% of the original issue price Transfer at closing of two existing broadcast stations to Univision valued at approximately $15.0 million Assumption of up to a maximum amount of EBC indebtedness up to $72 million Approximately $36.5 million of cash will remain in the Combined Company assuming maximum approval by CPAC shareholders The Merger is subject to the approval of CPAC and EBC shareholders and regulatory approval, among other conditions

EBC Overview Historical Review The Company was founded in 1998 and has built and aggregated a total of 119 television stations Station assets include 23 full power stations, 37 Class A stations and 59 low power stations EBC has 44 network affiliations EBC stations currently cover 25.51% of the U.S. population in 42 markets; the majority of EBC's stations are less than five years old; 52% of stations have been launched in the last 3 years EBC is one of the largest Spanish-language broadcasters in the U.S. and the second largest affiliate group of both the top-ranked Univision television network and Univision's TeleFutura network In 2001, Univision invested $25.0 million in EBC allowing EBC to aggregate Spanish-language stations, making EBC a major developer of Univision stations EBC will have affiliation agreements with Univision and TeleFutura including 13 Univision and TeleFutura TV stations in the top 65 Hispanic markets in the U.S. EBC benefits from low-cost television programming and broadcasting rights to sought-after Spanish-language content Long-term strategic relationship with Univision (NYSE: UVN) After giving effect to the Merger, Univision will continue to own approximately 8% of the Combined Company Approximately 3% as a common stockholder and approximately 5% as a Series A preferred stockholder Univision has agreed to extend its affiliation agreements with EBC in all markets from 10 to 15 years, and grant EBC affiliations in 3 new markets

EBC Overview National Network and Platform Source: EBC Stations from Form S-4 filed with the SEC Note: UNI = Univision, TF = TeleFutura, SHOP = Shopping channel, such as Home Shopping Network or The Jewelry Channel, RTN = Retro Television Network, MNT = MyNetworkTV, MAS MUS = Mas Musica, SUTV = SiTV, ASIAN = Asian Television Network, and DayStar = DayStar Television Network (1) The stations KUTF and K45GX are going to be transferred to Univision in connection with the CPAC and EBC Merger

EBC Action Plan Roadmap for Value Creation Market Potential Superior Hispanic demographic growth The U.S. Hispanic population is growing five times faster than the non-Hispanic population1 The growth in buying power of Hispanics is projected to be over twice the rate of the already high Hispanic population growth2 $763 billion in 2005, expected to grow to $1.1 trillion by 20102 The top 10 Hispanic markets have grown at 21% while EBC's Hispanic markets have grown at more than double that rate (approximately 43%3) Action Plan Recruited world class management Tom Arnost, former Univision Television Group Co- President George Blank, former Univision CFO Increase advertising sales within core Spanish and English-language stations Continue strategic partnerships with the highest quality brand content partners Continue opportunistic acquisitions Monetize non-core stations Market Potential The C.A.S.H.(tm) system saves EBC between $1.0-$2.0 million in capital expenditures related to building each local master control facility Objective will be to expand outsourcing capability of the C.A.S.H.(tm) system to a broader base of television stations Retro Television Network ("RTN") will allow EBC to establish a national footprint of distribution Action Plan Market and commercialize the C.A.S.H.(tm) system Launch new digital networks such as RTN Market Potential EBC is one of the largest owners of broadcast spectrum in the U.S. In August 2006, the FCC conducted the Advanced Wireless Services auction which set pricing comparables for spectrum sold to telecommunications, satellite and cable service providers Action Plan Monetize significant spectrum portfolio through joint- ventures, leases and sub-licensing agreements with telecommunications service providers and new media companies Broadcast Station Group Broadcast Services Division Spectrum Holdings Division 1. U.S. Census Bureau, 2004 2. Global Insight 3. Nielsen 2001, 2006 Universe Estimates

EBC Overview Broadcast Station Group Target Market The U.S. Hispanic population (41 million) represents approximately 14% of the U.S. population1 Expected to grow to nearly 18% of the U.S. population by 2020, reaching 60 million2 U.S. Hispanic population is expected to grow at five times the rate of the non-Hispanic population2 EBC's markets represent some of the fastest growing Hispanic markets In 2005, the total annual Hispanic buying power exceeded $763 billion, an increase of approximately 52% since 20003 By 2010, Hispanic buying power is estimated to grow to $1.1 trillion3 The Hispanic buying power is growing at a faster rate than Hispanic population growth rate4 Opportunities exist in the rapidly growing U.S. Spanish-language media market While Hispanics represent 14% of the total U.S. population, Spanish-language advertising spending only accounts for 3.4% of total U.S. advertising spend5 Increasing focus on Hispanic market will narrow the advertising spending gap 1. Nielsen Media Research, 2006 2. U.S. Census Bureau, 2004 3. Global Insight, Hispanic Market Monitor 2005 4. Global Insight, The Hispanic Consumer Market in 2002 and Forecast 2022 5. Kagan Research

Growth Strategy Broadcast Station Group EBC will continue to opportunistically acquire FCC licenses, construction permits and stations in key markets Spanish-language Stations EBC will continue to expand the Univision franchise EBC will opportunistically pursue additional Univision and TeleFutura markets The Company intends to develop a strong presence with other emerging Hispanic networks EBC plans to acquire stations where the Company can leverage the C.A.S.H.(tm) system as a a competitive advantage in additional markets English-language Stations EBC plans to restructure and expand its English-language station portfolio Opportunistically sell off small-market, non-core stations and re-deploy capital into higher ROIC initiatives

Growth Strategy Broadcast Station Group Executing the Plan - Primary Growth Drivers Focus on driving sales in both the rapidly growing Spanish-language markets as well as the English-language stations in early stages of development The Company expects growth through the natural maturation of start-up station operations: the majority of EBC's stations are less than five years old; 52% of stations have been launched in the last 3 years Station sales for the nine month period ended September 30, 2006 are up 16% over the same period last year EBC will continue to seek Univision affiliation agreements in new emerging Hispanic markets Drive revenue growth through additional programming and sales Engage a national sales representative for English-language stations Continue to utilize joint sales agreements (JSAs) and identify brand-name strategic partners for opportunities in sales and marketing

Growth Strategy Broadcast Station Group EBC Approaching Univision and Entravision Growth Phase 2001 2002 2003 2004 2005 Revenue 12.9 17.6 19.6 22.4 27.5 EBC Historical Revenue1 Univision Historical Revenue2 Entravision Historical Revenue2 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Revenue 173.1 244.9 459.7 577.1 693.1 863.5 887.9 1091.3 1311 1786.9 1952.5 1997 1998 1999 2000 2001 2002 2003 2004 2005 Revenue 30.5 44.8 59 154 189 218.5 238 259.1 281 1. EBC's historical financials from Form S-4 filed with the SEC 2. Historical financials for Univision and Entravision from publicly filed documents For the historical period shown, EBC's '01-'05 revenue CAGR: 21% Station sales for the nine month period ended Sep. 30, 2006 are up 16% over the same period last year Univision's '95-'05 revenue CAGR: 27% Entravision's '97-'05 revenue CAGR: 32% Spanish-Language Station Comparables Growth ($ in millions) ($ in millions) ($ in millions)

Growth Strategy Broadcast Services Division Executing the Plan - Primary Growth Drivers The C.A.S.H.(tm) system is a proprietary (patent-pending), server-based centralized programming system that feeds all programming to station transmitters and cable systems from EBC's master control facility Centralized master control oversees accounting, traffic, promotion and production functions Key benefits of the C.A.S.H.(tm) system Creates strong operating efficiencies based on lower capex and reduced manpower required to operate each station EBC saves between $1.0-$2.0 million in capex related to building each local master control facility Reduces operational costs by minimizing the number of personnel needed to operate facilities Of the 46 stations currently utilizing the C.A.S.H. (tm) system, seven are third party client stations not affiliated with EBC EBC receives a contractual monthly recurring fee per each third party station managed by the C.A.S.H. (tm) system Objective will be to expand outsourcing capability and economies of scale by implementing the C.A.S.H.(tm) system and management expertise to a broader base of television stations

Growth Strategy Spectrum Holdings Division - Monetization and Development Executing the Plan - Primary Growth Drivers EBC has accumulated one of the largest portfolios of broadcast spectrum in the U.S. in anticipation of potential growth in digital television broadcasts and other uses In August 2006, the FCC conducted the advanced wireless auction which provided updated pricing comparables for spectrum sold to telecommunications, satellite and cable service providers EBC anticipates that it will supplement its broadcast and services business revenues by also monetizing its significant spectrum portfolio though joint-ventures, leasing or sub-licensing to telecoms and new media companies Top 10 Owners by Number of Stations Owners FCC Advanced Wireless Auction in August 2006 Source: RCR Wireless News http://www.rcrnews.com

Growth Strategy Spectrum Holdings Division - Monetization and Development (Cont'd) Executing the Plan - Primary Growth Drivers EBC's digital spectrum is primarily in the 480-680 MHz Band, which is the adjoining spectrum to the 700 MHz Band and offers similar applications and features Lower frequency travels 3 to 4 times further than 1.9 GHz cellular, penetrates buildings and can use IP In February 2005, Aloha Partners LP announced that it purchased Cavalier Group LLC, and DataCom Wireless LLC, the second and third largest owners of 700 MHz spectrum in the U.S., respectively Potential joint-ventures, leasing or sub-licensing uses include: WiMax Data transmission, including wireless internet and cellular phones Video-on-demand New broadcast channels specifically designed for digital carriage

EBC Overview Summary of Acquisition Value Broadcast Station Group English and Spanish-language stations in Broadcast Station Group valued at $335.4 million1 Amount reduced by $15.0 million corresponding to approximate value of KUTF and K45GX; stations which are to be transferred by EBC to Univision in conjunction with the Merger Broadcast Services Division C.A.S.H.(tm) system valued at $40 million1 Retro Television Network Spectrum Holdings Division August 2006 Advanced Wireless Services auction provided updated pricing comparables at $0.52 / MHz per POP 1. Holt Media report dated April 2006

EBC is a fast growing broadcaster with a low-cost structure and multiple sources of revenue and value The focus has shifted from new construction to station profitability. EBC anticipates that profitability will be achieved by the following initiatives: Attractive market focus: Univision's 23% audience growth vs. English-language networks' 5% decline1 Addition of world class management team which was integral to building Univision Communications, Inc. Continued focus on driving sales and profitability for Spanish-language TV stations Maintaining cost control efforts Natural maturation of startup station operations Continued acquisition and development of under valued media assets Capitalize on the C.A.S.H. system's ability to lower costs and launch revenue generating assets - RTN Proprietary / patent-pending system significantly reduces the cost of operating local stations Lowers costs and generates high margin, recurring revenue and currently provides services to 46 television stations EBC anticipates that it will supplement its broadcast and services business revenues by monetizing its significant spectrum portfolio though joint-ventures, leasing, or sub-licensing to telecoms and new media companies Investment Highlights 1. From Univision investor presentation dated January 2006

EBC Overview Management Biographies Henry G. Luken - Chairman of the Combined Company Henry G. Luken III, will serve as Chairman of the Combined Company upon completion of the Merger. Mr. Luken has served as Chairman of Covista Communications, a publicly-held global exchange telephone company, since 1999 and has extensive business and telecommunications experience. Prior to purchasing a major interest in Covista in 1999, Mr. Luken founded long distance telephone service re-sellers Telco Communications and Long Distance Wholesale Club in 1993. Telco was a pioneer in dial-around long distance service with Dial and Save, Inc, which grew into a successful telecommunication company and was sold to Excel Communications in 1997 for $1.2 billion. Most recently Mr. Luken moved Covista's headquarters from Little Falls, New Jersey to Chattanooga, Tennessee. Mr. Luken also owns interests in several TV and radio stations. Larry E. Morton -Chief Executive Officer, President, and Director of the Combined Company Mr. Morton is one of the founders of EBC and has been a member since inception. Under his leadership, EBC now operates 119 television stations in its network, with 23 full power stations, 37 Class A stations and 59 low power stations, broadcasting in approximately 44 markets across the U.S. Mr. Morton also developed EBC's C.A.S.H.(tm) system, which gives the Company a programming distribution method that allows for greater cable carriage and lower capital and operating costs at each station. Mr. Morton is a graduate of the U.S. Air Force Academy with a Bachelor of Science degree in Economics and is a Certified Public Accountant and licensed real estate broker. He also graduated from the University of Arkansas at Little Rock with a Bachelor of Science degree in Accounting and a Masters in Business Administration.

EBC Overview Management Biographies Richard C. Rochon - Vice Chairman of the Combined Company Richard C. Rochon has been Chairman of the board and Chief Executive Officer of CPAC since its inception. Mr. Rochon co-founded Royal Palm Capital Partners, LLC ("RPCP"), a private investment and management firm in February 2002 and has been its Chairman and Chief Executive Officer since that time. RPCP focuses on making investments in industries poised for consolidation and growth and partners with world class management teams in the respective industries. Mr. Rochon also serves as Chairman of the boards of publicly-held Devcon International Corp. and Sunair Services Corporation. From 1987 to January 2002, Mr. Rochon was President of Huizenga Holdings, Inc., a management and holding company owned by H. Wayne Huizenga, whose investments included several publicly- held companies, including Blockbuster Entertainment Corporation, Republic Waste Industries, Inc., AutoNation, Inc. and Boca Resorts, Inc. During this time, he served as sole director for many of Huizenga Holdings' privately-held operating companies, including serving as a Director of SportsChannel Florida Associates, AutoNation, Inc., the NHL's Florida Panthers and the NFL's Miami Dolphins. Mr. Rochon previously served as Vice Chairman of Boca Resorts, Inc., an owner and operator of luxury resort properties in Florida, from November 1996 to December 2004, while serving as President from March 1998 until January 2002. In addition, Mr. Rochon has been a Director of Bancshares of Florida, a full-service commercial bank since 2002. Since 1996, Mr. Rochon has been a Director of Century Business Services, a diversified services company. Mr. Rochon also was employed as a Certified Public Accountant by the public accounting firm of Coopers & Lybrand from 1979 to 1985. Mr. Rochon received his B.S. in Accounting from Binghamton University in 1979 and Certified Public Accounting designation in 1981. Mario B. Ferrari -Chief Strategic Officer of the Combined Company Mario B. Ferrari has been a Director and Vice President since CPAC's inception. Mr. Ferrari is a co-founder of Royal Palm Capital Partners, LLC, a private investment and management firm, where he has been a partner since July 2002. He has also served as a director of publicly-held Devcon International Corp., since July 2004 and as Vice Chairman of publicly-held Sunair Services Corporation since February 2005. From June 2000 to June 2002, he was an investment banker with Morgan Stanley & Co. Previously, Mr. Ferrari co-founded PowerUSA, LLC, a retail renewable energy services company, in October 1997 and was a managing member until September 1999. Mr. Ferrari graduated from Georgetown University, where he received his B.S., magna cum laude, in Finance and International Business.

EBC Overview Management Biographies Thomas Arnost - President / Chief Executive Officer of the Combined Company's Broadcast Station Group Named President / Chief Executive Officer effective upon completion of the Merger Mr. Arnost previously served as the Co-President of Univision Communications, Inc. Station Group, where he joined the company in 1994. From 1997 to 2005, Mr. Arnost served as Co-President of Univision Television Group, which owns and operates 62 television stations in major U.S. Hispanic markets and Puerto Rico. While serving in this position, Mr. Arnost helped oversee the successful launch of the TeleFutura Station Group, which has significantly contributed to Univision's overall revenue growth since its 2002 debut. Prior to this, he served as Executive Vice President of Univision Television Group from 1994 to 1996. During Mr. Arnost's tenure with Univision, total station group revenue grew from under $120 million in 1993 to over $650 million in 2005. Mr. Arnost graduated from the University of Arizona with a B. A. degree in Business Administration and a major in Finance. George Blank - Chief Financial Officer, of the Combined Company Named Chief Financial Officer effective upon completion of the Merger Mr. Blank previously served as the Chief Financial Officer of Univision Communications, Inc. and its predecessor company, from September 1987 to March 2004, serving in that capacity prior to and then following the 1992 acquisition of Univision by A. Jerrold Perenchio for $550 million. Subsequent to his tenure as Chief Financial Officer, Mr. Blank agreed to stay on with Univision as a Senior Corporate Executive in an advisory capacity through end of 2006. During Mr. Blank's tenure with Univision, the company grew into the premier Spanish-language media company in the U.S. Prior to joining Univision, Mr. Blank served as Vice President and Controller of the National Broadcasting Company ("NBC") from 1981 to 1987. From October 1979 to 1981, Mr. Blank was NBC's Director of accounting systems and subsequently served as Director of accounting and financial reporting. Prior employment was at RCA Corporation and Arthur Anderson & Co as a C.P.A. Mr. Blank earned his Bachelors Degree in Accounting and his M.B.A. in Finance from Fairleigh Dickinson University.